UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2025

Chenghe Acquisition II Co.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42123	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

38 Beach Road #29-11

South Beach Tower

Singapore 189767

(Address of principal executive offices) (Zip Code)

(+65) 9851 8611

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	CHEB.U	NYSE American LLC
Class A ordinary shares, par value $0.0001 per share	CHEB	NYSE American LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	CHEB.WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Additional Definitive Proxy Solicitation Materials

Chenghe Acquisition II Co. (the “Company”) announced that it postponed the extraordinary general meeting of its shareholders (the “Extraordinary General Meeting”) pending the Post-Effective Amendment (as defined below) being declared effective by the U.S. Securities and Exchange Commission (the “SEC”) (as defined below) in connection with the proposed business combination (the “Business Combination”) between the Company and Polibeli Group Ltd, a Cayman Islands exempted company limited by shares (the “Target”) and Polibeli Merger One Limited, a Cayman Islands exempted company limited by shares and a direct wholly-owned subsidiary of the Target (together with the Target, the “Company Parties”).

On April 25, 2025, the Target filed with the SEC and made available to Company’s shareholders a post-effective amendment to the Registration Statement on Form F-4 of Target, as amended (File No. 333-285821) (the “Registration Statement,” and such amendment, the “Post-Effective Amendment”), which includes the proxy statement, as amended (the “Proxy Statement,” and such amendment, the “Proxy Statement Amendment”). The Post-Effective Amendment included financial statements of Target as of and for the year ended December 31, 2024.

The Business Combination continues to progress and is expected to be completed after the Extraordinary General Meeting, subject to the satisfaction of all other closing conditions.

Due to the Post-Effective Amendment not being declared effective by the SEC as of the date of this Form 8-K, the Company has postponed the Extraordinary General Meeting originally scheduled to be held on May 1, 2025, at 9:00 a.m., Eastern Time. After the Post-Effective Amendment is declared effective by the SEC, the Company will mail the Proxy Statement Amendment when available to its shareholders. The Company’s shareholders are advised to carefully read the Proxy Statement Amendment before making any voting or investment decision.

Company shareholders who have questions regarding the postponement of the Extraordinary General Meeting or the impact on the votes casted, or would like to request documents may contact the Company’s proxy solicitor, Advantage Proxy, Inc., at +1 877-870-8565 (for individuals) and +1 206-870-8565 (for banks and brokers). Questions can also be sent by email to ksmith@advantageproxy.com.

Forward-Looking Statements

This Current Report on Form 8-K includes forward looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “target,” “aim,” “plan,” “project,” “forecast,” “should,” “would,” or variations of such words or by expressions of similar meaning. Such forward-looking statements, including statements regarding the advantages and expected growth of the combined company, the cash position of the combined company following the closing, the ability of the Target and the Company to consummate the proposed Business Combination and the timing of such consummation, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2025 (the “Form 10-K”), the Company’s final prospectus dated June 7, 2024 filed with the SEC (the “Final Prospectus”) related to IPO, the Company’s Proxy Statement dated April 3, 2025 filed with the SEC and the amendments thereto in connection with the Business Combination, and in other documents filed by the Company with the SEC from time to time. Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: the Target’s or the Company Parties’ limited operating history; the ability of Target or the Company Parties to identify and integrate acquisitions; general economic and market conditions impacting demand for the products of Target or the Company Parties; the inability to complete the proposed Business Combination; the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, the amount of cash available following any redemptions by Company shareholders; the ability to meet Nasdaq’s listing standards following the consummation of the proposed Business Combination; costs related to the proposed Business Combination; and such other risks and uncertainties as are discussed in the Form 10-K, the Final Prospectus and Proxy Statement and the amendments thereto. Other factors include the possibility that the proposed Business Combination do not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

The Company Parties and the Company each expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations of the Company Parties or the Company with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Additional Information about the Transaction and Where to Find It

In connection with the proposed Business Combination, Target filed with the SEC the Registration Statement on Form F-4, which includes the Proxy Statement containing information about the proposed Business Combination, and the Registration Statement was declared effective on March 31, 2025. On April 25, 2025, the Target filed with the SEC the Post-Effective Amendment, and the Company will mail the Proxy Statement Amendment when available. The Proxy Statement Amendment will contain information about the proposed Business Combination and the respective businesses of the Company Parties and the Company, as well as the prospectus relating to the offer of the Target’s securities to be issued to in connection with the completion of the proposed Business Combination.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. Shareholders of the Company will also be able to obtain copies of the Proxy Statement/prospectus without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company Parties and the Company and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed Business Combination. Information regarding the Company’s directors and executive officers is available in the Company’s filings with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the proxy solicitation relating to the proposed Business Combination and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/prospectus when it becomes available.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chenghe Acquisition II Co.

Date: April 29, 2025	By:	/s/ Shibin Wang
Shibin Wang
Chairman of the Board

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